CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

David R. Wilmerding, Jr.

Chairman

November 1, 2023

Fellow Partner:

Our Fund earned $10.47 per share of net investment income in the nine months ended September 30, 2023, compared to $9.92 per share in the same period of 2022.

After providing for the September 30, 2023 distribution, the net asset value per partnership share on September 30, 2023 was $917.73. The net asset value on June 30, 2023, our last report date, was $946.37.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Much of our current shareholder base is composed of shares that have been assigned from the original, 1976 base. By itself, this is an indication of shareholder satisfaction and, more recently, I have received encouraging calls which serve as a reminder.

For additional information regarding the process of assigning Fund shares, please refer to the Fund’s prospectus, which may be obtained, without charge, by writing the Fund at c/o Vigilant Compliance, LLC, 223 Wilmington West Chester Pike, Chadds Ford, Suite 216, PA 19137 or by calling toll-free at (866) 311-7541.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review

Summary

U.S. equity markets pulled back during the third quarter of 2023, resulting in a decline of the S&P 500® Index (“S&P 500”) of -3.27% for the three months ended September 30, 2023. Growth stocks, as measured by the S&P 500® Growth Index, returned -2.59%, while value stocks, as measured by the S&P 500® Value Index, returned -4.09%. Small company stocks, as measured by the Russell 2000 Index, returned -5.14%, and global stocks, as represented by the MSCI World Stock Index, produced a -3.36% return during the third quarter.

Over the summer, the rally in U.S. equity markets, led by the “magnificent seven” technology-focused companies, began to fade. Investors took a breather from buying into their higher valuations, as the highest bond yields in over 15 years provided an alternative to stocks.

Consumer spending growth, a critical factor not only in the U.S. but also in the global economy, has been remarkably resilient over the past several years. But new developments raise doubts as to whether that spending growth can continue. Over the summer, the outlook for U.S. consumer spending growth began to weaken slightly due to several coinciding factors:

•	Interest rates remain at elevated levels, affecting both consumer appetite for borrowing and business investment decisions. Higher interest rates, while a boon for savers and bond buyers, are slowly having the Federal Reserve’s desired effect. Residential housing prices stopped their meteoric rise as mortgage rates remain over 7%, while the hurdle rate (the return businesses seek before committing capital to a project) for investment opportunities stands significantly higher than it was just two years ago.

•	Economists estimate that excess personal savings, bolstered by pandemic stimulus, have now been entirely used up. Having been flush with savings and higher wages since the post-Covid recovery began, many consumers may start showing signs of spending fatigue. A report by the Federal Reserve Bank of San Francisco in August, supported by other analysis from U.S. banks, suggests the estimated $2 trillion in savings accumulated in the first year of Covid may have finally been exhausted. While the current unemployment rate remains low and wage growth remains strong, the depletion of those excess funds could become a headwind for additional consumer spending growth over the coming quarters.

•	Incremental pressure on consumers, such as federal student loan payments restarting in October of 2023, high shelter costs, and higher gas prices may put additional strain on household budgets.

○	Economists estimate that student loan payments constitute roughly 0.5% of aggregate monthly consumer spending. While small, this, in addition to the factors mentioned above, is another headwind U.S. consumers will face going forward.

○	The cost of shelter in the U.S. with regard to both home purchases and rentals have developed into a larger part of consumers’ expenses. While home prices have started to level off and, in some markets, even decline slightly, higher mortgage rates have substantially increased new homebuyers’ monthly payments. At the same time, rental prices continue to increase as landlords are also squeezed by higher rates. That said, rental vacancies have started to return to normalized levels, typically a leading indicator of flat or lower future rental costs.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review

○	Finally, higher fuel prices that started at the end of the summer as markets reacted to Saudi and Russian production cuts only add additional pressure on the consumer.

Performance Attribution

During the third quarter of 2023, the portfolio returned -2.68%, outperforming its benchmark index, the S&P 500, which returned -3.27% during the same period.

Outperformance during the quarter came both from sector weighting and individual stock performance. The Fund does not have holdings in the utilities or real estate sectors. Both underperformed substantially in the third quarter, as rising yields made the bond-like dividend payments from these stocks less attractive to investors. Schlumberger Ltd. outperformed both the S&P 500 and the energy sector, as oil prices rose sharply during the quarter. Both Alphabet Inc. and Comcast Corporation outperformed the broader market and the communications services sector as well. Intel Corporation and Check Point Software Technologies Ltd. were also positive during the quarter, while most stocks in the technology sector were not.

Underperformance during the quarter came primarily from four of the largest five holdings in the Fund, which underperformed both their respective sectors and the broader index. Microsoft Corporation and Apple Inc., currently the Fund’s two largest holdings, saw their stock prices retreat during the quarter after a sizeable gain in the first half of the year. In spite of this, both stocks have gained over 30% since the year began. Moody’s Corporation declined as well, as rising rates continued to stoke fears of less debt issuance, which affects their most profitable segment. Abbot Laboratories underperformed during the quarter despite solid earnings, as the continued pullback in Covid testing decreased expected future revenue from their diagnostic sales division.

Outlook

Over time and in the face of a myriad of domestic and international challenges, the U.S. consumer has proven to be incredibly resilient. Nevertheless, the current environment, partially engineered by the Federal Reserve, may soon create a less favorable atmosphere for continued high levels of consumer spending growth in the near-term.

Any opinions expressed are those of Mitchell Sinkler & Starr, Inc. as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by Mitchell Sinkler & Starr, Inc. to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2023

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
3rd Quarter 2023	-2.68%		-3.27%		-2.10%
1 Year	22.08%		21.62%		19.18%
3 Years*	6.71%		10.15%		8.62%
5 Years*	7.01%		9.92%		7.14%
10 Years*	9.05%		11.91%		10.79%
Annualized	10.62	%(1)	11.22	%(1)	10.96	%(1)
Cumulative	11,100.84	%(1)	14,310.51	%(1)	12,843.72	%(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

September 30, 2023

(Unaudited)

	SHARES	VALUE
COMMON STOCKS: 98.5%
BANKS: 7.4%
Bank of America Corp.	39,255	$1,074,802
JPMorgan Chase & Co.	53,274	7,725,795
Wells Fargo & Co.	55,125	2,252,408
		11,053,005
CAPITAL GOODS: 6.0%
3M Co.	18,556	1,737,213
Emerson Electric Co.	62,908	6,075,026
General Electric Co.	9,415	1,040,828
GE Healthcare Technologies, Inc.	3,138	213,510
		9,066,577

CONSUMER DURABLES & APPAREL: 1.1%
NIKE, Inc.	17,287	1,652,983
		1,652,983

DIVERSIFIED FINANCIALS: 5.4%
Moody's Corp.	25,545	8,076,563
		8,076,563

ENERGY: 6.0%
Exxon Mobil Corp.	47,783	5,618,325
Schlumberger Ltd. ^	57,711	3,364,551
		8,982,876

FOOD & STAPLES RETAILING: 1.6%
Walmart, Inc.	14,951	2,391,113
		2,391,113

FOOD, BEVERAGE & TOBACCO: 5.0%
Altria Group, Inc.	12,580	528,989
Mondelez International, Inc.	8,737	606,348
PepsiCo, Inc.	30,497	5,167,412
Philip Morris International, Inc.	12,580	1,164,656
		7,467,405

HEALTH CARE EQUIPMENT & SERVICES: 5.5%
Abbott Laboratories	79,901	7,738,412
Kenvue, Inc.	26,378	529,670
		8,268,082

MATERIALS: 8.2%
Air Products and Chemicals, Inc.	28,579	8,099,289
Cabot Corp.	60,180	4,168,669
		12,267,958

MEDIA & ENTERTAINMENT: 10.2%
Alphabet, Inc. Class A*	42,416	5,550,558
Comcast Corp. Class A	97,417	4,319,470
Paramount Global	41,580	536,382
Walt Disney Co. *	60,469	4,901,012
		15,307,422
	SHARES	VALUE

PHARMACEUTICALS & BIOTECHNOLOGY: 8.3%
Johnson & Johnson	43,842	$6,828,392
Merck & Co., Inc.	54,860	5,647,837
		12,476,229

RETAILING: 4.7%
Amazon.com, Inc.*	16,666	2,118,582
Home Depot, Inc.	16,394	4,953,611
		7,072,193
SEMICONDUCTORS: 3.7%
Intel Corp.	157,922	5,614,127
		5,614,127
SOFTWARE & SERVICES: 13.8%
Check Point Software Technologies Ltd. *^	31,774	4,234,839
Microsoft Corp.	35,666	11,261,540
Oracle Corp.	49,558	5,249,183
		20,745,562

TECHNOLOGY, HARDWARE & EQUIPMENT: 6.8%
Apple, Inc.	53,471	9,154,770
Cisco Systems, Inc.	19,716	1,059,932
		10,214,702

TRANSPORTATION: 4.8%
Union Pacific Corp.	36,354	7,402,763
		7,402,763
Total Common Stocks
(Cost: $18,971,734)		148,059,560

* Non-Income Producing
^ Foreign Issued Security

TOTAL INVESTMENT IN SECURITIES
(Cost: $18,971,734)	98.5%	$148,059,560
Other assets	1.9%	2,831,518
Other liabilities	(0.4)%	(575,704)
NET ASSETS
(Applicable to 163,791 partnership shares outstanding)	100.0%	$150,315,374
Net Asset Value Per Share		$917.73

Net assets applicable to shares owned by:
Limited partners
(163,758 shares)		$150,285,089
Managing general partners
(33 shares)		30,285
NET ASSETS		$150,315,374

For purposes of this report, the securities in the portfolio have been organized by their respective Global Industry Classification Standard (GICS®) code. GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2023

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, the future impact of COVID-19 is currently unknown, and the pace of recovery may vary from market to market, which may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

●	Level 1	—	quoted prices in active markets for identical securities
●	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2023

(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The following is a summary of inputs used, as of September 30, 2023, in valuing the Fund’s investments carried at value:

	Total Value at September 30, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$148,059,560	$148,059,560	$-	$-

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS
Langhorne B. Smith
Terry Wettergreen
David R. Wilmerding, Jr.

INVESTMENT ADVISER
Mitchell Sinkler and Starr, Inc.
Two Penn Center Plaza, Suite 1320
Philadelphia, PA 19102

ADMINISTRATOR	Third Quarter Report
U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	September 30, 2023
(Unaudited)

Chestnut Street Exchange Fund
TRANSFER AGENT	223 Wilmington West
U.S. Bank Global Fund Services	Chester Pike, Suite 216
615 East Michigan Street	Chadds Ford, PA 19137
Milwaukee, WI 53202	1-866-311-7541